                                                                    EXHIBIT 10.6

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                               STOCK OPTION PLAN

                     ORIGINALLY EFFECTIVE JANUARY 2, 1995

                 AMENDED AND RESTATED EFFECTIVE MARCH 21, 1997
                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                               STOCK OPTION PLAN

  Section 1. Purposes.

  The purposes of the Plan are (a) to recognize and compensate selected employees and consultants of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining employees and consultants; and (c) to provide incentive compensation to such employees and consultants based upon the Company's performance as measured by the appreciation in Common Stock. The Options granted pursuant to the Plan are intended to constitute either incentive stock options within the meaning of Section 422 of the Code, or non-qualified stock options, as determined by the Board or the Committee at the time of grant. The type of Options granted will be specified in the Option Agreement between the Company and the recipient of the Options. The terms of this Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

  Section 2. Definitions.

  (a) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

  (b) "Change of Control" shall mean the occurrence of any of the following events:

    (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (as the term beneficial ownership is used for purposes of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this Section 2(b)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

    (ii) Approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, reorganization or consolidation, or (B) (1) a complete liquidation or dissolution of the Company or (2) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

    (iii) Acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as the ownership of the Voting Securities outstanding immediately before such share exchange.

  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

  (d) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event, in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be made hereunder by, the Board.

  (e) "Company" shall mean, Primus Telecommunications Group, Incorporated, a Delaware corporation.

  (f) "Common Stock" shall mean common stock of the Company, $.01 par value per share.

  (g) "Disability" or "Disabled" shall mean the inability of a Participant or Optionee, as the case may be, to perform his or her normal employment duties for the Company resulting from a mental or physical illness, impairment or any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board of Directors.

  (h) "Employee" shall mean any person (including officers) employed by the Company or any Subsidiary. Additionally, solely for purposes of determining the persons eligible under the Plan to be granted Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include consultants to the Company; provided, however, that a director of the Company or any Subsidiary shall not be considered to be an Employee of the Company or any Subsidiary for purposes of this Plan solely by reason of serving as such director or receiving compensation from the Company or any Subsidiary for serving as such director.

  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

  (j) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 7 hereof.

  (k) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, determine from time to time whether the regulations under Section 162(m) of the Code shall apply for purposes of determining which individuals are "Non-Employee Directors."

  (l) "Option" shall mean an incentive stock option or non-qualified stock option to purchase Common Stock that is granted pursuant to the Plan.

  (m) "Option Agreement" shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

  (n) "Optionee" shall mean a Participant to whom an Option is granted.

  (o) "Participant" shall mean each Employee.

  (p) "Plan" shall mean the Primus Telecommunications Group, Incorporated Stock Option Plan, as amended from time to time.

  (q) "Proprietary Information" shall mean any and all confidential, proprietary, business and technical information or trade secrets of the Company or of any Subsidiary or affiliate of the Company revealed, obtained or developed in the course of Optionee's employment with the Company or in the course of Optionee's performance of services for the Company in any other capacity. Such Proprietary Information shall include but shall not be limited to, methods of production and manufacture, research, marketing and development plans and efforts, cost information, pricing information, marketing methods and plans, identities of customers and suppliers, the Company's relationship with actual or potential customers and the needs and requirements of any such actual or potential customers, and any other confidential information relating to the business of the Company. Proprietary Information shall not include (i) such information as may be necessary or appropriate for an Optionee to disclose in the course of his employment or engagement for the effective and efficient discharge of his duties as an employee or consultant of the Company or as may be required by law to be disclosed; and (ii) such information as is readily available to the general public so long as such information did not become available to the general public as a direct or indirect result of Optionee's breach of his obligation to maintain confidentiality.

  (r) "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

  (s) "Shares" shall mean shares of Common Stock.

  (t) "Stock Purchase Agreement" shall mean an agreement in such form as the Board may from time to time approve, which an Optionee may be required to execute as a condition of purchasing Shares upon exercise of an Option.

  (u) "Subsidiary" shall mean a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

  Section 3. Participation.

  The Board may grant Options at any time and from time to time to Participants who shall be selected by the Board. Options may be granted only to Participants. Any grant of Options may include or exclude any Participant, as the Board shall determine in its sole discretion. A Participant who has been granted an Option, if he or she is otherwise eligible, may be granted additional Options.

  Section 4. Administration.

  (a) Procedure. The Plan shall be administered by the Board or a Committee consisting of not less than two persons appointed by the Board. Members of the Board or the Committee who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to himself or herself.

  If a Committee is appointed by the Board, the Committee shall have the power to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

  In the event the Company has a class of equity securities registered under
Section 12 of the Exchange Act, the Plan shall be administered either by the Board, or by a Committee, appointed in the same manner and subject to the same terms as provided in this subsection (a), provided that said Committee shall consist of not less than two persons, each of whom is a Non-Employee Director.

  (b) Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion:
(i) to grant Options; (ii) to determine the Fair Market Value per Share in accordance with Section 7 of the Plan; (iii) to determine the exercise price of the Options to be granted in accordance with Sections 6 and 7 of the Plan;
(iv) to determine the Participants to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option granted under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements), (vii) to modify or amend any Option, Option Agreement or Stock Purchase Agreement, including, without limitation, to accelerate the exercise date of any Option or to change the termination date of any Option, (viii) to determine whether any Participant will be required to execute a Stock Purchase Agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xii) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

  (c) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

  (d) Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option granted hereunder.

  Section 5. Stock Subject to the Plan.

  Subject to this Section 5 and to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,690,500. Options may be either incentive stock options or non-qualified stock options, as determined by the Board. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares subject to such Option shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan. Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, Options for more than an aggregate of 25 percent of the Shares authorized for grant under the Plan.

  Section 6. Terms and Conditions of Options.

  Each Option granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, and shall contain the following terms and conditions:

  (a) Number of Shares. The number of shares subject to the Option.

  (b) Option Price. The price per share payable on the exercise of any Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of the Common Stock on the date such option is granted, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an incentive stock Option shall be granted under this Plan to any person who, at the time of the grant of such Option, owns capital stock possessing more than 10% of the total combined voting power of all classes of the Company's capital stock, the price per share payable upon exercise of such incentive stock Option shall be no less than 110 percent (110%) of the Fair Market Value per share of the Common Stock on the date such Option is granted.

  (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with Section 1274(d) of the Code as of the date of exercise. In such an instance, the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

    (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Payment Shares shall be the Fair Market Value of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of incentive stock options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised incentive stock options may have, by such action, lost their status as incentive stock options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

    (iii) To the extent permitted under the Section 16b-3 of the Exchange Act, and in the sole discretion of the Committee, the Company may cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker, who is a registered securities broker acceptable to the Company and who agrees to effect such cashless exercise, instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

  (d) Form of Option. The Option Agreement will state whether the Option granted is an incentive stock option or a non-qualified stock option, and will constitute a binding determination as to the form of Option granted.

  (e) Exercise of Options. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

  An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase Agreement. Full payment may consist of such consideration and method of payment allowable under Section 6 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 8 of the Plan.

  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

  (f) Term and Vesting of Options.

    (i) Notwithstanding any other provision of this Plan, no Option shall be
  (A) granted under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten (10) years from the date of grant.

    (ii) No Option granted to any Optionee shall be treated as an incentive stock option, to the extent such Option would cause the aggregate Fair Market Value (determined as of the date of grant of each such Option) of the Shares with respect to which incentive stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an incentive stock Option would cause the aggregate Fair Market Value of the stock to exceed the $100,000 limitation, such incentive stock Options shall be taken into account in the order granted. For purposes of this subsection, incentive stock Options include all incentive stock options under all plans of the Company that are incentive stock option plans within the meaning of Section 422 of the Code.

  Except as provided in Section 6(g)(iv), Options granted hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

  (g) Termination of Options.

    (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

    (ii) Except as otherwise provided herein or in the Option Agreement, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

    (iii) Except as otherwise provided herein or in the Option Agreement, upon the Disability or death of an Optionee while employed or otherwise engaged by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment during such one (1) year period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

    (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

  (h) Forfeiture. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated by the Company and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or (iii) has disclosed any Proprietary Information without the consent of the Company or (iv) has breached the terms of any written confidentiality agreement or any non-competition agreement with the Company in any material respect, all unexercised Options held by such Optionee shall terminate upon the earlier of the date of termination of employment or engagement for "cause" or the date of such a finding.

  Section 7. Determination of Fair Market Value of Common Stock.

  (a) Except to the extent otherwise provided in this Section 7, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

  (b) In the event that Shares are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ")), as applicable or, if there is no trading on such date, on the next preceding trading date. In the event Shares are listed on a national or regional securities exchange or traded in the NASDAQ National Market System, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding trading date.

  (c) "Adjusted Fair Market Value" shall mean in the event of a Change of Control, the greater of (A) the highest price per share of Common Stock paid or payable to holders of the Common Stock in any transaction (or series of transactions) constituting or resulting (or as to which approval by shareholders of the Company constitutes or results) in the Change of Control or (B) the highest Fair Market Value of a share of Common Stock on any business day during the ninety (90) day period ending on the date of the Change of Control.

  Section 8. Adjustments.

  (a) Subject to required action by the shareholders, if any, the number of shares of Common Stock as to which Options may be granted under this Plan and the number of shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

  (b) No fractional shares of Common Stock shall be issuable on account of any action mentioned in paragraph 8(a) above, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

  Section 9. Rights as a Shareholder.

  The Optionee shall have no rights as a shareholder of the Company and shall have neither the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised.

  Section 10. Time of Granting Options.

  The date of grant of an Option shall, for all purposes, be the date on which the Board authorizes the granting of such Option. Notice of the grant shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

  Section 11. Modification, Extension and Renewal of Option.

  Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Option which adversely affects an Optionee shall be made without the consent of such

Optionee, and (b) no incentive stock Option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" under the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

  Section 12. Conditions to Issuance of Shares Upon Exercise.

  (a) The obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue and sell such Shares, and (ii) such issuance and sale complying with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

  (b) At the option of the Board, the obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties and agreements of the Optionee set forth in the Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares of Common Stock under the Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless such Shares have been registered under the Securities Act in connection with the sale or other transfer, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer is exempt from registration under the Securities Act, and unless said sale or other transfer is in compliance with any other applicable laws, rules and regulations including all applicable federal and state securities laws, rules and regulations. Unless the Shares subject to an Option are registered under the Securities Act, the certificates representing all Shares issued upon exercise of such Option shall contain the following legend:

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

  Section 13. Transferability.

  No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Optionee's Options shall be exercisable only by such Optionee, or in the event of his or her legal incapacity, then by the Optionee's legal representative.

  Section 14. Other Provisions.

  The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board of Directors in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

  Section 15. Change of Control.

  (a) For purposes of the Plan, "Option Cancellation Date" shall mean, as to each Option, the later of: (i) the first business day after the expiration of a period of six (6) months from the date of grant of the Option; (ii) in the event of a Change of Control as defined in Section 2(b)(ii)(A) or 2(b)(ii)(B)(2), the date on which the transaction approved by shareholders of the Company (as provided in Section 2(b)(ii)) is consummated; and (iii) in the event of a Change of Control as defined in Section 2(b)(i) or 2(b)(iii), the first business day after the expiration of a period of sixty (60) days after the occurrence of such event.

  (b) Upon a Change of Control, all Options (whenever granted) outstanding on the date of such Change of Control shall be or become immediately and fully exercisable.

  (c) In the event of a Change of Control as defined in Section 2(b)(i), 2(b)(ii)(A), 2(b)(ii)(B)(2) or 2(b)(iii), all Options (whenever granted) outstanding on the Option Cancellation Date which are not exercised on or before the Option Cancellation Date shall be canceled on such date by the Company, and the Company shall on such date pay to each holder of each such canceled Option a cash amount equal to the excess, if any, in respect of each Option canceled, of (i) the greater of (A) the Fair Market Value of the shares of Common Stock subject to the Option on the business day immediately preceding the Option Cancellation Date or (B) the Adjusted Fair Market Value of the Common Stock subject to the Option over (ii) the aggregate purchase price which would have been payable for such shares of Common Stock pursuant to the Option had the Option not been canceled.

  Section 16. Amendment of the Plan.

  Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the shareholders, no such revision or amendment may change the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of employees eligible to receive Options or decrease the price at which Options may be granted.

  Any other provision of this Section 16 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the incentive stock Options or the non-qualified stock Options available under the Plan continue to be treated as such, respectively, under the law.

  Section 17. Application of Funds.

  The proceeds received by the Company from the sale of shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Company.

  Section 18. No Obligation to Exercise Option.

  The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

  Section 19. Reservation of Shares.

  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  Section 20. Taxes, Fees, Expenses and Withholding of Taxes.

  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

  (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

  Section 21. Notices.

  Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Participant or his or her transferee (upon the transfer of the Shares purchased upon exercise) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

  Section 22. No Enlargement of Optionee Rights.

  This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time, subject to applicable law. No Optionee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Optionee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

  Section 23. Invalid Provisions.

  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

  Section 24. Applicable Law.

  This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

  Section 25. Effective Date.

  This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall not be an incentive stock option plan if it is not approved, within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy. The Board may make grant Options hereunder prior to approval of the Plan or approval of any material amendment thereto; provided, however, that any and all incentive stock Options so granted automatically shall be converted into non-qualified stock Options if the Plan or any material amendment is not approved by shareholders within 365 days of its adoption.